                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000
                                                          --------------


                        SYBRON INTERNATIONAL CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WISCONSIN                        1-11091                  22-2849508
        ---------                        -------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (I.R.S. EMPLOYER
    OF INCORPORATION)                    NUMBER)             IDENTIFICATION NO.)



                            411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                           ---------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (414) 274-6600
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                          ----------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         PROPOSED SPIN-OFF OF DENTAL GROUP

         On April 24, 2000, the Board of Directors of Sybron International Corporation directed management to proceed with preparations for a spin-off of the corporation's dental group. The spin-off would be accomplished by a pro rata distribution to Sybron's shareholders of all of the common stock of Sybron's subsidiary, Sybron Dental Specialities, Inc. The proposed transaction is subject to various conditions, including the receipt of a ruling from the Internal Revenue Service that the spin-off will qualify as a tax-free distribution and the effectiveness of a Form 10 registration statement to be filed to register the common stock of Sybron Dental Specialties under the Securities Exchange Act of 1934. Sybron expects that the spin-off process will take six to eight months.

         A copy of the press release announcing the proposed spin-off is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  See Exhibit Index following the signature page of this report, which is incorporated herein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SYBRON INTERNATIONAL CORPORATION


Date: April 25, 2000                        By: /s/ Dennis Brown
                                                --------------------------------
                                                Dennis Brown
                                                Vice President - Finance, Chief
                                                Financial Officer & Treasurer



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                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                              DATED APRIL 24, 2000





                                                                   INCORPORATED
    EXHIBIT                                                          HEREIN BY                      FILED
    NUMBER                DESCRIPTION                              REFERENCE TO                    HEREWITH

      99.1                Press Release,                                                               X
                          dated April 24, 2000



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